BRIDGE BUILDER TRUST

Supplement dated July 14, 2017
 to the Statement of Additional Information (the "SAI")
dated October 28, 2016,
as supplemented November 17, 2016, April 28, 2017,
May 15, 2017, June 1, 2017, and June 9, 2017

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

1.
In the section of the SAI entitled "Trustees and Executive Officers," the table setting forth certain information regarding each Trustee and officer of the Trust is updated as follows to reflect (i) changes in the principal occupations of Ms. Innis-Thompson and Mr. Broderick and (ii) the addition of two officers.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Jean E. Carter (Born: 1957) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (1982-2005).	9	Chair, Brandes U.S. registered mutual funds (nine funds).
Janice L. Innis-Thompson (Born: 1966) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Chief Compliance & Ethics Officer, Samsung Electronics America (since 2017); Retired (2016-2017); Senior Vice President, Chief Compliance & Ethics Officer, TIAA-CREF (2006-2016).	9	None.
Michelle M. Keeley (Born: 1964) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since August 2015	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002-2010).	9	Independent Director, Federal Home Loan Bank; Inside Director, Ameriprise Bank, FSB.
William N. Scheffel (Born: 1953) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Executive Vice President, Chief Financial Officer and Treasurer, Centene Corporation (healthcare services) (2003-2016).	9	None.
John M. Tesoro (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Partner, KPMG LLP (2002-2012).	9	Audit Committee Chair; Teton Advisors, Inc. (registered investment adviser). Trustee, BBH Trust (six funds).

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustees of the Trust(2)
William H. Broderick III (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Chairman and Trustee	Indefinite Term; Since Inception	Retired (since 2017; 2013-2015); Chief Executive Officer, Victory Wireline, LLC (2015-2017); Principal, Investment Advisory, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1986-2012).	9	None.
William E. Fiala (Born: 1967) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Principal, Edward Jones and General Partner, The Jones Financial Companies, LLLP (since 1994).	9	None.
Officers of the Trust
Ryan T. Robson (Born: 1978) 12555 Manchester Road St. Louis, MO 63131	President	Indefinite Term; Since July 1, 2016	Principal, Client Strategies Group, Edward Jones (since 2013); Director, PricewaterhouseCoopers LLP (2010-2013).	N/A	N/A
Aaron J. Masek (Born: 1974) 12555 Manchester Road St. Louis, MO 63131	Treasurer	Indefinite Term; Since July 1, 2016	Director, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015).	N/A	N/A
Alan J. Herzog (Born: 1973) 12555 Manchester Road St. Louis, MO 63131	Chief Compliance Officer and Vice President	Indefinite Term; Since Jan. 1, 2015	Principal, Compliance, Edward Jones (since 2013), Senior Counsel, Wells Fargo Advisors (2008-2013).	N/A	N/A
Helge K. Lee (Born: 1946) 12555 Manchester Road St. Louis, MO 63131	Secretary	Indefinite Term; Since July 1, 2016	Associate General Counsel, Edward Jones (since 2014); Special Counsel, Godfrey & Kahn (2005-2014).	N/A	N/A

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Rebecca A. Paulzine (Born: 1979) 12555 Manchester Road St. Louis, MO 63131	Assistant Secretary	Indefinite Term; Since November 10, 2016	Associate General Counsel, Edward Jones (since 2015); Compliance Counsel, Edward Jones (2014-2015); Senior Counsel, Thrivent Financial for Lutherans (2010-2014).	N/A	N/A
Julius A. Drelick, III (Born: 1966) 12555 Manchester Road St. Louis, MO 63131	Vice President	Indefinite Term; Since May 24, 2016
Director of Fund Administration and Strategic Projects, Edward Jones (since 2016); Senior Vice President and Chief Compliance Officer, Voya Investment Management, LLC (2012-2016); Vice President, Head of Mutual Fund Product Development and Strategic Planning, Voya Investment Management, LLC (2004-2012).

1.	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
2.
Mr. Broderick and Mr. Fiala are “interested persons” of the Trust as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

3.
The “Fund Complex” is comprised of each Fund offered by the Trust, one of which is offered in a separate SAI, and the Edward Jones Money Market Fund.  No Trustee oversees, nor receives compensation from, the Edward Jones Money Market Fund, which is advised by Passport Research, Ltd., an affiliate of the Adviser.

2.
To reflect the change in Ms. Innis-Thompson's principal occupation, the sixth paragraph of the sub-section entitled "Information about Each of the Trustee's Qualifications, Experience, Attributes or Skills" in the section entitled "Trustees and Executive Officers" is hereby deleted and replaced with the following:

Ms. Innis-Thompson is an attorney with significant legal and securities compliance experience in both the public and private sectors. Since 2017, she has served as the Chief Compliance and Ethics Officer of Samsung Electronics America. Previously, she served as a Senior Vice President and Chief Compliance and Ethics Officer at TIAA-CREF and as Chief Compliance Counsel at two large public companies.